SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                             -------------------


                                   FORM 8-K



                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934





     Date  of Report (Date of earliest event reported):   May 16, 2006
                                                          ------------


                      COAST FINANCIAL HOLDINGS, INC.
                   ----------------------------------
        (Exact Name of Registrant as Specified in its Charter)




          Florida                   000-50433            14-1858265
 ---------------------------   ----------------------   ------------
(State or Other Jurisdiction  (Commission File Number) (IRS Employer
      Incorporation)                                   Identification
                                                          Number)




1301 - 6th Avenue, Suite 300, Bradenton, Florida        34207
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 (Address of Principal Executive Offices)             (Zip Code)




Registrant's telephone number, including area code:   (941) 752-5900
                                                      --------------


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Item 1.01  Entry into a Material Definitive Agreement.

      On May 16, 2006, Coast Financial Holdings, Inc., a Florida corporation (the "Company"), held its annual meeting. At this
                  ---------
meeting, the Company submitted to its shareholders for consideration the Company's proposed 2006 Stock Incentive Plan (the "Plan"). Thereafter, the shareholders representing a quorum
     ------
approved and adopted the Plan by a majority of the votes cast. A description of the Plan is as follows:

      The Plan authorizes the issuance of an aggregate of 405,000 shares of common stock, no more than 40,500 shares of which may be issued to any single person. Additionally, the Plan gives the Company's Compensation Committee broad discretion to establish stock-based incentive awards to attract and retain key personnel and directors. These awards may be in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock units, restricted stock, performance shares, performance units, and shares of unrestricted stock.

      A  copy of the Plan is attached hereto as Exhibit  1.   The
summary thereof, contained herein, is qualified in its entirety by reference to the Plan filed herewith.


[Rest of Page Intentionally Blank.  Signature on following Page.]




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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                             COAST FINANCIAL HOLDINGS, INC.



Date:  May 16, 2006           By:  /s/Brian F. Grimes
                                   ----------------------------
                                   Brian F. Grimes
                                   Chief Financial Officer


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                          EXHIBIT INDEX
                          -------------

Exhibit No.         Description
-----------         -----------

 1       Coast  Financial  Holdings, Inc.  2006  Stock  Incentive
         Plan,  dated  May  16, 2006, and Forms of  Nonqualified
         Stock  Option  Agreement  and  Incentive  Stock  Option
         Agreement.










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